THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO

    SUPPLEMENT DATED SEPTEMBER 13, 2002 TO THE PROSPECTUS DATED MARCH 1, 2002

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.

REORGANIZATION OF THE PORTFOLIO

At a board meeting held on August 12, 2002, the Board of Trustees of the CRA Realty Shares Portfolio (the "Portfolio") approved an agreement and plan of reorganization (the "reorganization agreement") between the Portfolio and the ING Real Estate Fund (the "ING Fund"), a newly formed series of ING Equity Trust, sub-advised by Clarion CRA Securities. The reorganization agreement sets forth the terms by which the Portfolio will transfer its assets to the ING Fund in exchange for shares of the ING Fund, and subsequently distribute those ING Fund shares to Portfolio shareholders (the "reorganization"). As a result of the reorganization, you will effectively become shareholders of the ING Fund. Shareholders are required to approve the reorganization by voting, in person or by proxy, at a special meeting of shareholders currently scheduled for October 30, 2002. If approved by shareholders, the reorganization is expected to occur on or about November 4, 2002. You will receive a prospectus/proxy statement that provides more detailed information about the reorganization, the ING Fund and the special meeting.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.